SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 22, 2005

Oconee Financial Corporation

(Exact name of registrant as specified in its charter)

Georgia	No. 0-25267	No. 58-2442250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 North Main Street Watkinsville, Georgia 30677
(Address of principal executive offices)

Registrant’s telephone number, including area code: 706-769-6611

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 22, 2005, Tom F. Wilson was elected by the board of directors of Oconee Financial Corporation (the “Company”) to fill a newly created vacancy on the Company’s board of directors. He was also named to serve on the loan committee of the board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCONEE FINANCIAL CORPORATION

By:	/s/ Jerry K. Wages
Name: Jerry K. Wages
Title: Corporate Secretary
February 25, 2005